PROSPERITY BANCSHARES, INC.®

Real bankers... not just a bank.®

Exhibit 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
Statements contained in this presentation which are not historical facts and which pertain to future operating results of Prosperity
Bancshares
®
, Inc. and its subsidiaries constitute “forward-looking
statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic reports and filings with the SEC.
Copies of the SEC filings for Prosperity Bancshares
®
may be
downloaded from the Internet at no charge from
www.prosperitybanktx.com.

Corporate Profile
Corporate Profile
•
A Texas based financial holding company with approximately $14 billion in assets
•
3
rd
largest Texas based commercial bank by Texas deposits
•
Strong balance sheet growth – 10 year CAGR of 23% for loans, 22% for deposits and 23% for assets
•
Strong earnings growth – 10 year CAGR of 10% for EPS (diluted) and
23% for net income
•
Shareholder value driven with large inside ownership
•
Excellent asset quality – Annualized Net Charge Offs / Average Loans of
0.15% for three months ending December 31, 2012
•
Excellent cost control – under 44% efficiency ratio
•
Integrated over 30 acquisitions over the past 16 years
a Track Record of Success

4Q12 Highlights
4Q12 Highlights
•
Net Interest Income before allowance for credit losses increased 35.2% to
$108.30 million when compared to same period in 2011
•
Non-Performing Assets to Average Earning Assets remain low at 0.10% or
$13.02 million
•
Strong Earnings of $48.27 million or $0.85 per share (diluted) and 1.36%
Return on Assets for the fourth quarter 2012
•
Tangible Common Equity Ratio was 6.34% at December 31, 2012
•
Completed acquisitions of:
•
Bank of Texas, Austin (assets: $77.0 million; loans: $27.6 million; deposits: $70.4 million)
•
The Bank Arlington, Arlington (assets: $37.3 million; loans: $22.8 million; deposits: $33.2 million)
•
American State Bank, Lubbock (assets: $3.16 billion; loans $1.24 billion; deposits: $2.51 billion)
•
Community National Bank, Bellaire (assets: $183.0 million, loans: $68.0 million; deposits: $164.6 million)
•
First Bank Texas, Tyler
(assets : $191.1 million; loans: $139.2 million; deposits: $116.0 million)
•
Announced pending acquisition of:
•
Coppermark Bank, Oklahoma City (assets: $1.3 billion; loans : $874.2 million; deposits: $1.2 billion)

PROSPERITY BANK®

Lubbock
Abilene
Midland
Odessa
Dallas/Ft Worth
College Station
Austin
Houston
San Antonio
Corpus Christi

Banking Center Network
Banking Center Network
Sources:  SNL Financial and MapPoint
Texas has six of the
nation’s top 20 cities
in population:
4  Houston
7  San Antonio
9  Dallas
16  Austin
17  Fort Worth
20  El Paso
215 Full Service Locations
10 in Bryan/ College Station Area
34 in Central Texas Area
35 in Dallas/ Fort Worth Area
23 in East Texas Area
59 in Houston Area
20 in South Texas Area
34 in West Texas Area

Post-Recession Recovery

No state has added more jobs over the past 3 years than Texas.

New York
+335,300 Jobs
California
+517,200 Jobs
Florida
+204,300 Jobs
Texas
+670,200 Jobs
Data source: US Bureau of Labor Statistics

Strong Texas Economy

www.texaswideopenforbusiness.com
Fastest Growing
Metropolitan Areas
Texas is
Adding Jobs
Per Capita
At Almost
Twice The
Pace of The
Entire U.S.
1
.     Dallas / Ft Worth MSA-
345.3 people per day
2
.    Houston MSA-301.6
people per day

Unemployment

In December 2012, Texas had the lowest unemployment rate among the ten largest states.

10.0%
9.0%
8.0%
7.0%
6.0%
California
North Carolina
Michigan
Illinois
Georgia
New York
Florida
Pennsylvania
Ohio
Texas
National Unemployment Rate 7.8%

Data source: US Bureau of Labor Statistics

Strong Texas Economy 7 www.texaswideopenforbusiness.com

Balance Sheet Summary
Balance Sheet Summary
$0
$1,200
$2,400
$3,600
$4,800
$6,000
$7,200
$8,400
$9,600
$10,800
$12,000
$13,200
$14,400
$15,600
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
Loans
Deposits
Assets
Equity
$ in millions
Totals as of 12/31/12
Loans = $5.18 Billion
Deposits = $11.64 Billion
Assets = $14.58 Billion
10 year CAGR
Loans = 23%
Deposits = 22%
Assets = 23%

$0.85
$0.77
$3.23
$2.09
$2.06
$2.41
$3.01
$2.73
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2007 2008 2009 2010 2011 2012 4Q 2011 4Q 2012
EPS Growth Diluted
EPS Growth Diluted
*Excluding the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million, EPS was $1.94
**Excluding the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million, EPS was $1.86
* **

$0
$50
$100
$150
$200
$250
$300
$350
$400
2005 2006 2007 2008 2009 2010 2011 2012 4Q11 4Q12
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
4.50%
4.75%
5.00%
Net Interest Income before provision for loan loss
Net Interest Margin
10
Net Interest Income
Net Interest Income
$ in millions

$0
$1,000
$2,000
$3,000
$4,000
$5,000
2005 2006 2007 2008 2009 2010 2011 2012
30.00%
35.00%
40.00%
45.00%
50.00%
55.00%
60.00%
65.00%
70.00%
Loans
Loan / Deposit
Ratio
11
Loan Growth
Loan Growth
$ in millions

Loan Portfolio
Loan Portfolio
$ in thousands
Loans/ Deposits: 44.5%
December 31, 2012
Construction Loan Breakout
Approximate $ in millions
Single Family:
Land Development:
Raw Land:
Lots:
Commercial/ Other:
Purchase Accounting Discount
CRE Loan Breakout
Approximate $ in millions
Owner Occupied:      $725
Office Building:               $212
Multi-family:        $141
Strip Center: $228
Other: $738
Purchase Accounting Discount    ($53)
Amount % of total
Commercial R.E. $ 1,990,642 38.4%
Commercial 798,882 15.4
Construction 550,768 10.6
1-4 Family Residential 1,255,765 24.3
Consumer 111,445 2.2
Agriculture 285,637 5.5
Home Equity 186,801 3.6
Gross Loans $ 5,179,940 100.0%
Home Equity
3.6%
Agriculture
5.5%
Consumer
2.2%
1-4 Family
Residential
24.3%
Commercial
15.4%
Construction
10.6%
Commercial
R.E.
38.4%
$161
($2)
$134
$156
$59
$42

Asset Quality – NPA*/ Loans
+ OREO
*
Includes loans past due 90 days and still accruing
Asset Quality – NPA*/ Loans
+ OREO
*
Includes loans past due 90 days and still accruing
1.74%
0.25%
0.32%
0.45%
0.48%
0.40%
0.49%
0.05%
0.09%
0.17%
0.13%
0.25%
0.28%
2.62%
3.90%
0.83% 0.70% 0.84%
1.18%
0.97%
2.26%
3.63%
1.64%
2.39%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2003 2004 2005 2006^ 2007^ 2008^ 2009^ 2010^ 2011^ 2012^ 3Q12^ 4Q12^
PB NPA*/Loans + OREO Peer NPA*/Loans + OREO
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008,
SBIB was acquired and excluded from 2011, EBTX was acquired and excluded from 2012, and IBOC has not reported 4Q12 data

Asset Quality – NCO/
Average Loans
Asset Quality – NCO/
Average Loans
0.12%
0.41% 0.40%
0.23%
0.18%
0.04%
0.06%
0.23%
0.14%
0.03%
0.15%
0.08%
0.18%
0.31%
1.30%
0.96%
0.48%
0.13%
0.19% 0.20%
0.19%
0.59%
0.27%
0.33%
0.00%
0.35%
0.70%
1.05%
1.40%
2003 2004 2005 2006^ 2007^ 2008^ 2009^ 2010^ 2011 2012^ 3Q12^ 4Q12^
PB NCO / Avg Loans Peer NCO / Avg Loans
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008,
SBIB was acquired and excluded from 2011, EBTX was acquired and excluded from 2012, and IBOC has not reported 4Q12 data

Contact Information
Contact Information
Corporate Headquarters Investor Contacts
Prosperity Bank Plaza David Zalman
4295 San Felipe Chairman & Chief Executive Officer
Houston, Texas  77027 979.543.2200
david.zalman@prosperitybanktx.com
281.269.7199  Telephone David Hollaway
281.269-7222  Fax Chief Financial Officer
www.prosperitybanktx.com 281.269.7199
david.hollaway@prosperitybanktx.com

4th Quarter Earnings 2012

PRSP Acquisitions
PRSP Acquisitions
At Announcement
Date of
Announcement Seller
# of
Branches Consideration
Accounting
Method
PRSP Assets
($000)
Sellers' Assets
($000)
Sellers' Assets
Contribution
(%)
Deal
Value
($000)
1
12/10/2012 Coppermark Bancshares (Oklahoma City)* 9 Mixed Purchase 13,712,119 1,325,000 8.8 194.3
2
6/27/2012 Community National Bank 1 Mixed Purchase 10,889,955 182,900 1.7 26.6
3
2/27/2012 American State Financial Corp. 37 Mixed Purchase 9,822,671 3,081,689 31.4 529.2
4
1/19/2012 The Bank Arlington (Dallas) 1 Common Stock Purchase 9,822,671 37,300 0.38 5.8
5
12/9/2011 East Texas Financial Services, Inc. (Tyler) 3 Common Stock Purchase 9,822,671 210,600 2.14 21.1
6
9/13/2011 Texas Bankers, Inc. (Austin) 1 Common Stock Purchase 9,567,087 72,500 0.76 12.7
7
02/07/08 1st Choice Bancorp, Inc. (Houston) 1 Mixed Purchase 6,372,343 313,900 4.69 66.2
8
05/01/07 The Bank of Navasota (Navasota) 1 Common Stock Purchase 6,247,926 72,300 1.14 17.1
9
07/19/06 Texas United Bancshares, Inc.(La Grange) 34 Common Stock Purchase 4,547,220 1,818,000 27.82 357.1
10
11/16/05 SNB Bancshares, Inc. (Houston) 6 Mixed Purchase 3,493,972 1,121,747 24.30 242.7
11
09/12/05 Grapeland Bancshares, Inc.(Grapeland) 2 Common Stock Purchase 3,479,747 73,000 2.15 7.3
12
10/26/04 FirstCapital Bankers, Inc. (Corpus Chrisit) 20 Common Stock Purchase 2,709,169 773,566 22.21 135.7
13
05/12/04 Village Bank and Trust (Austin) 1 Cash Purchase 2,449,553 110,400 4.31 20.2
14
04/26/04 Liberty Bank (Austin) 4 Mixed Purchase 2,449,553 186,000 7.06 42.0
15
10/06/03 First State Bank of North Texas (Dallas) 3 Mixed Purchase 2,078,532 93,900 4.32 21.3
16
07/21/03 Mainbancorp (Dallas) 3 Mixed Purchase 1,983,277 195,700 8.98 39.7
17
03/05/03 BankDallas SSB (Dallas) 1 Cash Purchase 1,822,256 40,716 2.19 7.0
18
02/03/03 Abrams Centre Bancshares, Inc. (Dallas) 1 Cash Purchase 1,822,256 95,388 4.97 16.3
19
08/15/02 First National Bank of Bay City (Bay City) 1 Cash Purchase 1,360,356 28,174 2.03 5.0
20
07/15/02 Southwest Bank Holding Company (Dallas) 2 Cash Purchase 1,289,637 127,055 8.97 21.0
21
05/02/02 Paradigm Bancorporation, Inc. (Houston) 8 Common Stock Purchase 1,289,637 259,262 16.74 41.6
22
04/26/02 First State Bank (Needville) 1 Cash Purchase 1,289,637 17,539 1.36 3.7
23
02/22/02 Texas Guaranty Bank, N.A. (Houston) 2 Cash Purchase 1,262,152 75,019 5.61 11.8
24
11/08/00 Commercial Bancshares, Inc.(Houston) 12 Common Stock Pooling 693,079 401,271 36.67 53.3
25
06/21/99 South Texas Bancshares, Inc. (Beeville) 3 Cash Purchase 461,903 142,091 23.53 23.4
26
06/05/98 Union State Bank (East Bernard) 1 Cash Purchase 339,287 79,174 18.92 17.6
*Pending Acquisition

PRSP Branch Acquisitions
PRSP Branch Acquisitions
Branch Acquisitions
Date of
Announcement Seller
# of
Branches
Branch
Type
Branch
Locale
State
Amount of
Deposits
Transferred
($000)
Deposit
Premium
($000)
1
2/8/2010 First Bank 19 Bank TX 500,000 36,000
2
1/19/2010 U.S. Bank 3 Bank TX 420,000 13,000
3
11/7/2008 Franklin Bank 46 Bank TX 3,700,000 60,000
4
10/22/2007 Banco Popular North America 6 Bank TX 140,000 NA
5
6/15/2000 Compass Bancshares, Inc. 5 Bank TX 87,000 NA
6
2/27/1998 Grimes County Capital Corporation 1 Bank TX 5,900 250
7
3/30/1997 Wells Fargo & Company 1 Bank TX NA NA
8
3/11/1996 Victoria Bankshares, Inc. 1 Bank TX 46,000 NA

Additional Information for
Shareholders
In connection with the proposed merger of Coppermark Bancshares, Inc. into Prosperity Bancshares, Prosperity
Bancshares has filed with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Prosperity’s common stock to be issued to the shareholders of Coppermark Bancshares, Inc. The registration statement includes a proxy statement/prospectus which will be sent to the shareholders of Coppermark Bancshares, Inc.
seeking their approval of the proposed transaction.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM
S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON
FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN
IMPORTANT INFORMATION ABOUT PROSPERITY, COPPERMARK BANCSHARES AND THE PROPOSED
TRANSACTION.
Investors and security holders may obtain free copies of these documents through the website maintained by the
Securities and Exchange Commission at http://www.sec.gov.  Documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank
Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations. Prosperity’s telephone number is (281) 269-
7199.

4th Quarter Earnings 2012